UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ICC HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL PARTNERS, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE LLC JOSEPH STILWELL
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 6, 2024

------------------------------------------------------

Stilwell Activist Investments, L.P.

111 Broadway, 12th Floor

New York, NY 10006

(787) 985-2194

INFO@STILWELLGROUP.COM

[__], 2024

Dear Fellow Shareholders,

Stilwell and the other Participants (both as defined in the attached Proxy Statement), beneficially own an aggregate of 304,937 shares of Common Stock, par value $0.01 per share, of ICC Holdings, Inc. (the “Company”). We are seeking proxies to vote at the Company’s 2024 Annual Meeting of Shareholders, including any adjournments, postponements, continuations or reschedulings thereof (the “Annual Meeting”), in connection with our bid to elect Joseph D. Stilwell to the Company’s Board of Directors at the Annual Meeting.

The attached Proxy Statement and the enclosed GREEN universal proxy card are first being furnished to the shareholders on or about [__], 2024.

Please submit the GREEN universal proxy voting card FOR Joseph D. Stilwell TODAY. We appreciate your support.

Sincerely,

/s/ Megan Parisi

Megan Parisi

(787) 985-2194

mparisi@stilwellgroup.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH 6, 2024

ICC HOLDINGS, INC.

------------------------------------------------------

2024 ANNUAL MEETING OF SHAREHOLDERS

------------------------------------------------------

PROXY STATEMENT OF STILWELL ACTIVIST INVESTMENTS, L.P.

IN OPPOSITION TO

THE BOARD OF DIRECTORS OF ICC HOLDINGS, INC.

------------------------------------------------------

WHY YOU WERE SENT THIS PROXY STATEMENT

Stilwell (as defined below) is one of the largest shareholders of ICC Holdings, Inc. (the “Company” or “ICCH”), which, together with certain other Participants (as defined below), beneficially own an aggregate of 304,937 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. Stilwell is furnishing this Proxy Statement and accompanying GREEN universal proxy card to the holders of the Common Stock. We are seeking proxies to vote at the Company’s 2024 Annual Meeting of Shareholders (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”) in connection with our bid to elect Joseph D. Stilwell (the “Stilwell Nominee”) to the Company’s Board of Directors (the “Board”) at the Annual Meeting.

The Company has not yet announced the date or time of the Annual Meeting or whether it will be held virtually or at a physical location. Similarly, the Company has not yet announced the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Once the Company announces such information, Stilwell will supplement this Proxy Statement to include such information. Shareholders who own shares of Common Stock as of the close of business on the record date will be entitled to vote at the Annual Meeting.

The Company has a classified Board, which is currently divided into three (3) classes. We believe the terms of three (3) Class I directors expire at the Annual Meeting. As described in more detail below, through this Proxy Statement and the enclosed GREEN universal proxy card, we are soliciting proxies to elect the Stilwell Nominee.

In addition to the election of directors (“Proposal 1”), we expect the Company to include the following proposals on the agenda to be voted on by shareholders at the Annual Meeting: (a) the non-binding, advisory approval of the compensation of the Company’s named executive officers (“Proposal 2”) and (b) the ratification of the appointment of Plante Moran, PLLC as the Company’s independent registered public accounting firm for the current fiscal year (“Proposal 3”). To the extent the foregoing Proposals 2 and 3 are included on the agenda for the Annual Meeting, unless instructed otherwise, proxies will be voted against Proposal 2 and in favor of Proposal 3. To the extent any other proposals are included on the agenda or presented at the Annual Meeting, for which we may exercise discretionary voting, proxies will be voted in accordance with the best judgment of the persons named as proxies on the attached universal proxy card. Additional voting instructions are stated below. This Proxy Statement and GREEN universal proxy card are first being mailed or furnished to shareholders on or about [__], 2024.

As of the date of this Proxy Statement, the following members of Stilwell, who beneficially own an aggregate of 304,937 shares of Common Stock, are:

•	Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”);
•	Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”);
•	Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”);
•	Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”);
•	Stilwell Value LLC, a Delaware limited liability company, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners; and
•	Joseph Stilwell, individually and as the managing member and sole owner of Stilwell Value LLC (collectively, “Stilwell”).

Additional information concerning Stilwell is set forth under the headings “Proposal Number 1: Election of Directors” and “Certain Information Regarding the Participants” and in Appendix A.

As noted above, we are soliciting proxies to elect the Stilwell Nominee. Stilwell and ICCH will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to three (3) nominees on Stilwell’s enclosed GREEN universal proxy card. There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for less than three (3) nominees or for any combination (up to three (3) total) of the Stilwell Nominee and the Company’s nominees on the GREEN universal proxy card. We believe the best opportunity for the Stilwell Nominee to be elected is by voting on the GREEN universal proxy card. Stilwell therefore urges shareholders using our GREEN universal proxy card to vote “FOR” the Stilwell Nominee. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR COMPANY STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN UNIVERSAL PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM TO VOTE OUR GREEN UNIVERSAL PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE COMPANY. YOUR LAST DATED PROXY IS THE ONLY ONE THAT COUNTS. If you are a registered holder, return the GREEN universal proxy card as explained in the instructions on the GREEN universal proxy card, even if you previously delivered to the Company a proxy card sent to you by the Company; your last dated proxy card is the only one that counts. If your shares are held in street name, contact the person responsible for your account and instruct that person to execute and return the GREEN universal proxy card on your behalf.

Please refer to the Company’s definitive proxy statement when it becomes available for a full description of management’s candidates for election as directors.

Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if you sold your shares of Common Stock after that date, as you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.

2

If you have any questions or need assistance in voting your shares, please call Stilwell:

Stilwell Activist Investments, L.P.

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 787- 985-2194

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Mr. Jeremy Provost

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Main: 212-297-0720

Stockholders Call Toll-Free: 844-343-2621

info@okapipartners.com

www.okapivote.com/ICCH

3

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms such that the term of office of one class of directors expires at each annual meeting of shareholders. Based on publicly available information, we believe the terms of three (3) Class I directors will expire at the Annual Meeting. At the Annual Meeting, Stilwell will seek to elect Joseph D. Stilwell, who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected. The election of Mr. Stilwell requires the affirmative vote of a plurality of the votes cast. If elected and seated, the Stilwell Nominee will be entitled to serve a three-year term. Mr. Stilwell is an experienced businessman with extensive knowledge in capital allocation, having invested in financial companies for over 30 years. We therefore believe he would be a valuable addition to the Board. Your vote to elect the Stilwell Nominee will have the legal effect of replacing one incumbent director of the Company with the Stilwell Nominee. If elected, the Stilwell Nominee will represent a minority of the members of the Board, and therefore it is not guaranteed that he will be able to implement any actions that he may believe are necessary to enhance shareholder value. However, we believe the election of the Stilwell Nominee is an important step in the right direction to maximize shareholder value at the Company. There is no assurance that any incumbent director will serve as a director if our Stilwell Nominee is elected to the Board. You should refer to the Company’s proxy statement, which will be made available, free of charge, at sec.gov, for the names, background, qualifications, and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect the Stilwell Nominee. Pursuant to the Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. Accordingly, Stilwell and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board, as detailed elsewhere in this Proxy Statement.

The election of Mr. Stilwell requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting. Only the three nominees for election as directors who receive the highest numbers of “For” votes actually cast will be elected. See “Voting and Proxy Procedures” below.

Joseph D. Stilwell (age 62): Joseph D. Stilwell is the owner and managing member of Stilwell Value LLC, the general partner of a group of private investment partnerships known as The Stilwell Group. Mr. Stilwell started his first investment fund in 1993 and has been reviewing and analyzing financial statements and investing in financial companies for over 30 years. He serves on the board of directors of Wheeler Real Estate Investment Trust, Inc. (NASDAQ: WHLR), a commercial real estate investment trust (REIT) focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers, since December 2019. Mr. Stilwell also serves on the board of directors of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the extended warranty and business services industries, since April 2009. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007. Mr. Stilwell graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.

Specific Qualities: Mr. Stilwell’s business extensive experience and knowledge in capital allocation and maximizing shareholder value makes him well-qualified to serve as a director of the Board.

4

The Stilwell Nominee is independent under the independence standards previously and/or currently applicable to the Company, as the case may be, within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

On or about March 6, 2024, Stilwell provided the Company with notice, in accordance with its Amended and Restated Bylaws (the “Bylaws”), of Stilwell’s intention to nominate Mr. Stilwell for election to the Board. We did this because the Bylaws require that advance notice of nominations be provided to the Company’s Secretary prior to the Annual Meeting. We do not expect that the Stilwell Nominee will be unable to stand for election or serve as a director, but in the event he is unable to stand for election or serve as a director or for good cause will not stand for election or serve, the shares of Common Stock represented by the enclosed GREEN universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. We reserve the right to nominate and solicit proxies for the election of substitute person(s) to the extent this is not prohibited under the Bylaws and applicable law, including in the event the Company makes or announces any changes to the Bylaws or its Amended and Restated Articles of Incorporation or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Stilwell Nominee. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GREEN universal proxy card will be voted for such substitute nominee(s). We also reserve the right to nominate additional persons, to the extent this is not prohibited under the Bylaws and applicable law, including in the event the Company increases the size of its Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Stilwell that any attempt to increase the size of the current Board, or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

5

PROPOSAL NUMBER 2: ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We expect that the Company will also submit to a vote of shareholders the non-binding advisory approval of the compensation of the Company’s named executive officers. As we expect will be discussed in further detail in the Company’s proxy statement, the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations promulgated thereunder require the Company to conduct a separate shareholder vote to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). Accordingly, we expect that the Company will be asking shareholders to vote for the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussions in this proxy statement.”

According to the Company, the shareholder vote is advisory and it is not binding on the Company or the Board. However, the Board and its Compensation and Succession Committee, which is responsible for designing and administering the executive compensation program, will review the results of the shareholder vote on the “say-on-pay” proposal and consider whether to recommend any changes or modifications to its executive compensation policies and practices. Stilwell intends to vote, and recommends that you vote, AGAINST Proposal 2.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Proposal 2.

6

PROPOSAL NUMBER 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We expect that the Company will also submit to a vote of shareholders ratification of the appointment of Plante Moran, PLLC as the Company’s independent registered public accounting firm. If this proposal is included on the agenda for the Annual Meeting, Stilwell intends to vote, and recommends that you vote, FOR Proposal 3.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Proposal 3.

7

CERTAIN INFORMATION REGARDING THE STILWELL PARTICIPANTS

Except as described herein, there are no material proceedings in which any member of Stilwell, or any associate of any Stilwell member, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described in Appendix A, no Stilwell member or any associate of any Stilwell member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a shareholder of the Company.

Except as described in Appendix A, none of the members of Stilwell or any of their associates or any of Mr. Stilwell’s immediate family members: (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No Stilwell member or any associate of any Stilwell member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning Stilwell, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

OTHER MATTERS

Stilwell anticipates that the Company’s proxy statement, when it becomes available, will contain information regarding (1) the securities ownership of certain beneficial owners and management1; (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Company’s nominees for election as directors; (5) the compensation of the Company’s directors and executive officers; and (6) the services and fees of the Company’s independent registered public accounting firm. Stilwell has no knowledge of the accuracy of the Company’s disclosures in its proxy materials.

SHAREHOLDER PROPOSALS

Any shareholder who desires to submit a proposal for inclusion in the Company’s proxy materials relating to the Company’s 2025 annual meeting of shareholders in accordance with Rule 14a-8 of the Exchange Act must submit such proposal in writing, addressed to ICC Holdings, Inc. at 225 20th Street, Rock Island, Illinois 61201, Attn: Secretary, not less than 120 days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders.

In accordance with the Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in its proxy materials, must comply with the procedures specified in the Bylaws, including providing notice thereof in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s annual meeting of shareholders.

1 Once the Company files its definitive proxy statement for the Annual Meeting, Stilwell will supplement this Proxy Statement to provide information regarding persons who beneficially own more than 5% of the Company’s outstanding shares of Common Stock and the ownership of shares of Common Stock by the directors and management of the Company.

8

In accordance with the Bylaws, a shareholder who desires to nominate candidates for election to the Board at an annual meeting of shareholders must comply with the procedures specified in the Bylaws, including providing proper notice of the nomination in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s annual meeting of shareholders.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the requirements of Rule14a-19 of the Exchange Act.

SOLICITATION; EXPENSES

Proxies may be solicited by Stilwell by mail, e-mail, advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to shareholders by employees of Stilwell and certain of its personnel, as well as employees of Okapi Partners LLC. Ms. Megan Parisi, as Director of Communications for The Stilwell Group, will be principally responsible for soliciting proxies for Stilwell and certain of its personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward Stilwell’s solicitation material to their customers for whom they hold shares and Stilwell will reimburse them for their reasonable out-of-pocket expenses. Stilwell has retained Okapi Partners LLC to assist in the solicitation of proxies and for related services. Stilwell will pay Okapi Partners LLC a base fee of up to $40,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, Stilwell has agreed to indemnify Okapi Partners LLC against certain liabilities and expenses. Approximately 25 persons will be used by Okapi Partners LLC in its solicitation efforts.

Although a precise estimate cannot be made at the present time, Stilwell currently estimates that the total expenditures relating to the proxy solicitation to be incurred by it will be approximately $275,000 of which approximately [___] has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by Stilwell.

WHO CAN VOTE AT THE ANNUAL MEETING

Shareholders who own shares as of the close of business on the record date will be entitled to vote at the Annual Meeting. The Company has not yet set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Once the Company announces the record date and the number of shares of Common Stock outstanding as of such record date, Stilwell will supplement this Proxy Statement to include such information. Shareholders of the Company as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date.

HOW TO VOTE BY PROXY

To elect the Stilwell Nominee to the Board, if you are a record holder (namely, you own your Company stock in certificate form), you can vote by marking your vote on the GREEN universal proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided. If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares. Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now. Please contact our proxy solicitor Okapi Partners LLC at 844-343-2621 if you require assistance to vote your shares. This Proxy Statement and the accompanying form of GREEN universal proxy card are available at [__________].

9

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN universal proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of our Stilwell Nominee to the Board, (b) “AGAINST” the (non-binding) proposal to approve the compensation of the Company’s named executive officers, and (c) “FOR” the ratification of the appointment of Plante Moran, PLLC as the Company’s independent registered public accounting firm for the current fiscal year, assuming with respect to the foregoing items (b) and (c), that the Company includes such items on the agenda for the Annual Meeting. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement. As described in more detail below in the “Voting and Proxy Procedures” section of this Proxy Statement, Stilwell and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. You should refer to the Company’s proxy statement and form of proxy to be distributed by the Company, which will be made available, free of charge, at sec.gov, for the names, backgrounds, qualifications and other information concerning the Company’s nominees for election as directors.

If you sign and submit your GREEN universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GREEN universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN universal proxy card on your behalf. You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible shareholders to vote by telephone or via the Internet. If your bank or brokerage firm is participating in a telephone or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form. Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies. If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN universal proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Stilwell and ICCH will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to three nominees on Stilwell’s enclosed GREEN universal proxy card. There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote.

10

The Company has a classified Board, which is currently divided into three classes. We believe the terms of three (3) Class I directors expire at the Annual Meeting. Directors are elected by a plurality of the votes cast. Through the attached Proxy Statement and enclosed GREEN universal proxy card, we are soliciting proxies to elect Joseph D. Stilwell, the Stilwell Nominee.

Shareholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Stilwell Nominee and the Company’s nominees on the GREEN universal proxy card. We believe the best opportunity for the Stilwell Nominee to be elected is by voting on the GREEN universal proxy card. Stilwell therefore urges shareholders using our GREEN universal proxy card to vote “FOR” the Stilwell Nominee TODAY.

IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Certain information about the Company’s nominees are set forth in the Company’s proxy statement. Stilwell is not responsible for the accuracy of any information provided by or relating to the Company or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

A majority of the outstanding shares of Common Stock entitled to vote must be present (in person or by proxy) at the Annual Meeting to conduct the meeting, which is known as a “quorum” of shares. Each share of Common Stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting for shareholder approval. Abstentions and broker non-votes are treated as shares that are present for purposes of determining whether a quorum is present, but are otherwise not counted as votes cast, and therefore will have no effect on the outcome of the matters to be voted upon at the Annual Meeting.

Directors are elected by a plurality of the votes cast. As a result, the three (3) director nominees receiving the highest number of “FOR” votes will be elected as directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Proposal 2 (advisory vote on executive compensation) and Proposal 3 (ratification of independent registered public accounting firm).

STILWELL URGES YOU TO VOTE FOR THE ELECTION OF THE STILWELL NOMINEE AS A DIRECTOR OF THE COMPANY AS SOON AS POSSIBLE. PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

11

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices at 225 20th Street, Rock Island, Illinois 61201, or (3) attending the Annual Meeting and giving notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person. You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent management’s proxy to the Company, you can revoke that proxy by signing, dating and mailing the GREEN universal proxy card or by voting in person at the Annual Meeting.

Only holders of record as of the close of business on the record date for the Annual Meeting will be entitled to vote at the Annual Meeting. The Company has not yet set the record date for the Annual Meeting. Shareholders who own shares as of the close of business on the record date will be entitled to vote at the Annual Meeting. If you were a shareholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date. Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell your shares after the record date.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE ICCH COMMON STOCK REPRESENTED BY THE GREEN UNIVERSAL PROXY CARD FOR THE ELECTION OF JOSEPH D. STILWELL AND IF ON THE AGENDA FOR THE ANNUAL MEETING, AGAINST THE (NON-BINDING) PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND FOR THE RATIFICATION OF PLANTE MORAN, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ADDITIONAL INFORMATION

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to all of the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

The Company previously filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and on the Internet, at the website maintained by the SEC at www.sec.gov.

12

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR MR. STILWELL. ONLY YOUR LATEST-DATED PROXY CARD COUNTS. EVEN IF YOU HAVE ALREADY RETURNED THE COMPANY’S PROXY CARD TO THE BOARD, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN UNIVERSAL PROXY CARD TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN UNIVERSAL PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN universal proxy card are available at [__________]. If you have any questions or require any assistance, please contact Stilwell:

Stilwell Activist Investments, L.P. Attn: Ms. Megan Parisi
111 Broadway, 12th Floor
New York, NY 10006
Direct: (787) 985-2194
info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for Stilwell, as follows:

Okapi Partners LLC
Attn: Mr. Jeremy Provost
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Main: 212-297-0720 Stockholders Call Toll-Free: 844-343-2621 info@okapipartners.com www.okapivote.com/ICCH

Sincerely,

/s/ Megan Parisi
Megan Parisi
Stilwell Activist Investments, L.P.

[__], 2024

13

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation are anticipated to include Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”), Stilwell Value LLC, a Delaware limited liability company; and Joseph D. Stilwell (the “Stilwell Nominee” and together with Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, Stilwell Partners, Stilwell Value LLC, “Stilwell”, the “Beneficial Owners” or the “Participants”).

With respect to each Participant, other than as disclosed herein, such Participant is not and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of ICC Holdings, Inc. (the “Company”), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, and Mr. Stilwell, in his capacity as the managing member and sole owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as otherwise set forth herein, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Company’s 2024 Annual Meeting of Shareholders (including any adjournments, postponements, continuations and reschedulings thereof, the “Annual Meeting”); (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company; and (xv) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to the Shareholder Nominee, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”), occurred during the past 10 years, (b) there are no relationships involving the Shareholder Nominee or any of the Shareholder Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had the Shareholder Nominee been a director of the Company, and (c) neither the Shareholder Nominee nor any of his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

A-1

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

The table below shows the number of shares of common stock, $0.01 par value per share, of the Company (“Common Stock”), beneficially owned by the Beneficial Owners.

Name	Beneficial Ownership	Percent of Class (1)

Stilwell Activist Investments	174,230 shares of Common Stock owned directly, 100 shares of which are held in record name	5.55%

Stilwell Activist Fund	38,704 shares of Common Stock owned directly	1.23%

Stilwell Partners	25,000 shares of Common Stock owned directly	Less than 1%

Stilwell Value Partners VII	66,903 shares of Common Stock owned directly	2.13%

Stilwell Value LLC	304,837 shares of Common Stock owned beneficially (consisting of shares of Common Stock owned directly in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners)	9.71%
Mr. Stilwell	304,937 shares of Common Stock owned beneficially (consisting of (i) 304,837 shares of Common Stock owned directly in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners and (ii) 100 shares of Common Stock held directly)	9.71%

(1) The percentages are calculated based on 3,138,976 shares of Common Stock outstanding as of December 31, 2023, as reported in a press release furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 5, 2024.

A-2

Stilwell Value LLC, as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners, is the beneficial owner of the 304,837 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners. In addition to the 100 shares of Common Stock directly owned by Mr. Stilwell, as the managing member and sole owner of Stilwell Value LLC, he is the beneficial owner of the 304,837 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners.

DESCRIPTION OF BENEFICIAL OWNERSHIP, BENEFICIAL OWNERS, AND CERTAIN OTHER PARTICIPANT INFORMATION

Mr. Stilwell is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. The business address of each of Stilwell Value LLC, Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners is 111 Broadway, 12th Floor, New York, New York 10006. The business address of Mr. Stilwell is 200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901.

The principal employment of Mr. Stilwell is investment management, and he serves as the managing member and sole owner of Stilwell Value LLC. The principal business of each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners is serving as a private investment partnership engaged in the purchase and sale of securities for its own account. The principal business of Stilwell Value LLC is serving as the general partner of certain private investment partnerships, including as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners.

Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners, Mr. Stilwell has the power to direct the affairs of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners. Therefore, Mr. Stilwell is deemed to share voting and dispositive power with Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII and Stilwell Partners with regard to the shares of Common Stock respectively held by such entities.

The shares of Common Stock owned directly by Mr. Stilwell were purchased with personal funds. The shares of Common Stock owned directly by each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners were purchased with working capital. The purchases effected by each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, Stilwell Partners and Mr. Stilwell were effected through margin accounts maintained with prime brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in the shares of Common Stock held in such margin accounts may be pledged from time to time as collateral security for the repayment of debit balances in such accounts. Since other securities are held in such margin accounts in addition to the Common Stock, it may not be possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock held by each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, Stilwell Partners and Mr. Stilwell at any one time.

The Beneficial Owners collectively beneficially own in the aggregate 304,937 shares of Common Stock, representing approximately 9.71% of the Company’s outstanding shares of Common Stock (based upon the 3,138,976 shares of Common Stock outstanding as of December 31, 2023). The Beneficial Owners have an interest in the election of directors at the Annual Meeting in their capacities as shareholders of the Company.

A-3

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of shares of Common Stock by certain of the Participants within the past two years and the number of shares of Common Stock in each purchase and sale.

Nature of the Transaction	Quantity of Securities Purchased/(Sold)	Date of Purchase / Sale

STILWELL ACTIVIST INVESTMENTS, L.P.*

Purchase of Common Stock	1	03/09/2022
Purchase of Common Stock	402	03/18/2022
Purchase of Common Stock	214	03/21/2022
Purchase of Common Stock	51	03/28/2022
Purchase of Common Stock	4	03/29/2022
Purchase of Common Stock	2,500	07/01/2022
Purchase of Common Stock	1,000	07/06/2022
Purchase of Common Stock	500	07/07/2022
Purchase of Common Stock	150	09/21/2022
Purchase of Common Stock	160	12/02/2022
Purchase of Common Stock	1	12/05/2022
Purchase of Common Stock	530	12/06/2022
Purchase of Common Stock	500	12/08/2022
Purchase of Common Stock	500	12/15/2022
Purchase of Common Stock	21	12/21/2022
Purchase of Common Stock	500	12/23/2022
Purchase of Common Stock	500	12/27/2022
Purchase of Common Stock	500	01/09/2023
Purchase of Common Stock	500	01/19/2023
Purchase of Common Stock	708	01/25/2023
Purchase of Common Stock	3	01/30/2023
Purchase of Common Stock	1	02/24/2023
Purchase of Common Stock	1	02/28/2023
Purchase of Common Stock	566	03/03/2023
Purchase of Common Stock	500	03/06/2023
Purchase of Common Stock	500	03/08/2023
Purchase of Common Stock	20	03/14/2023
Purchase of Common Stock	517	03/15/2023
Purchase of Common Stock	503	03/17/2023
Purchase of Common Stock	1	04/14/2023

A-4

STILWELL ACTIVIST FUND L.P.*

Purchase of Common Stock	500	05/24/2022
Purchase of Common Stock	500	05/25/2022
Purchase of Common Stock	500	06/29/2022
Purchase of Common Stock	5,285	07/01/2022
Purchase of Common Stock	53	07/05/2022
Purchase of Common Stock	500	07/06/2022
Purchase of Common Stock	500	07/13/2022
Purchase of Common Stock	500	07/18/2022
Purchase of Common Stock	3,150	08/15/2022
Purchase of Common Stock	500	08/16/2022
Purchase of Common Stock	1,770	09/16/2022
Purchase of Common Stock	13	09/30/2022
Purchase of Common Stock	500	10/03/2022

STILWELL VALUE PARTNERS VII, L.P.*

Purchase of Common Stock	7,700	07/01/2022
Purchase of Common Stock	3,473	07/06/2022
Purchase of Common Stock	4,931	08/15/2022
Purchase of Common Stock	4,872	08/26/2022

JOSEPH D. STILWELL*

Purchase of Common Stock	100	02/23/2024

* Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley, J.P. Morgan, and/or Interactive Brokers extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from Morgan Stanley, J.P. Morgan, and/or Interactive Brokers, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by the Beneficial Owners may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker’s call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There is currently no indebtedness outstanding secured by shares of Common Stock held by the Beneficial Owners.

ADDITIONAL INFORMATION ABOUT THE STILWELL NOMINEE

The Beneficial Owners believe that the Stilwell Nominee presently is, and if elected as a director of the Company, would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

Name, Age, and Business Address

Name	Age	Business Address
Joseph D. Stilwell	62	200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901

A-5

Mr. Stilwell has consented to (i) being named as a nominee of Stilwell Activist Investments in (x) any proxy statement relating to the Annual Meeting and (y) any other written materials and public filings of Stilwell relating to the Annual Meeting, or otherwise to be used in connection with Stilwell’s solicitation of proxies from the shareholders of the Company, and (ii) serving as a director of the Company if elected at the Annual Meeting.

The Stilwell Nominee has an interest in the election of directors at the Annual Meeting in his capacity as a shareholder of the Company.

Mr. Stilwell serves on the Compensation Committee of each of Wheeler Real Estate Investment Trust, Inc. and Kingsway Financial Services Inc.

In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC registered investment adviser, consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by interfund loans between certain private investment partnerships managed by Stilwell Value LLC or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, 1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Stilwell Value LLC, or any SEC regulated investment business and paid a civil fine of $100,000; and 2) Stilwell Value LLC paid a civil fine of $250,000 and repaid certain management fees. All of the obligations in the Order were fully satisfied.

Additional information regarding Mr. Stilwell, including his ownership of securities of the Company is set forth above.

A-6

▼ DETACH PROXY CARD HERE ▼

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH 6, 2024

PROXY

ICC HOLDINGS, INC. 2024 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY STILWELL ACTIVIST INVESTMENTS, L.P. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION (COLLECTIVELY, “STILWELL”)

THE BOARD OF DIRECTORS OF ICC HOLDINGS, INC. IS NOT SOLICITING THIS PROXY

The undersigned hereby appoints Mr. Charles Garske, Ms. Megan Parisi and Mr. Luis J. Lopez, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of ICC Holdings, Inc. (“ICCH” or the “Company”), which the undersigned is entitled to vote at the Company’s 2024 Annual Meeting of Shareholders, or any adjournments, postponements, continuations and reschedulings thereof and at any meeting called in lieu thereof (the “Annual Meeting”).2

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, this proxy will be voted “FOR” the Stilwell Nominee, “AGAINST” the non-binding, advisory proposal to approve the compensation of the Company’s named executive officers, and “FOR” the ratification of the appointment of Plante Moran, PLLC as the Company’s independent registered public accounting firm. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. Stilwell’s Proxy Statement and form of GREEN universal proxy card are available at [__________].

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

2 The Company has not yet announced the date, time and location of the Annual Meeting. Once the Company announces such information, Stilwell will supplement this Proxy Card to include such information.

▼ DETACH PROXY CARD HERE ▼

[X] Please mark vote as in this example

Stilwell recommends that you vote “FOR” the Stilwell Nominee and DO NOT vote “FOR” the Company’s nominees listed below in Proposal 1.

You may submit votes “FOR” up to three nominees in total. You are permitted to vote for less than three nominees. Importantly, if you mark more than three “FOR” boxes with respect to the election of directors, all of your votes for the election of directors will be deemed invalid. If you mark fewer than three “FOR” boxes with respect to the election of directors, this proxy card, when duly executed, will be voted only “FOR” those nominees you have so marked.

1.	ELECTION OF THREE PERSONS TO SERVE AS DIRECTORS OF THE COMPANY

STILWELL NOMINEE	FOR	WITHHOLD
a) Joseph D. Stilwell	☐	☐

NOMINEES OF THE COMPANY OPPOSED BY STILWELL	FOR	WITHHOLD
a) James R. Dingman	☐	☐
b) John R. Klockau	☐	☐
c) Gerald J. Pepping	☐	☐

Stilwell recommends you vote “AGAINST” Proposal 2.

2.	NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
☐ FOR	☐ AGAINST	☐ ABSTAIN

Stilwell recommends you vote “FOR” Proposal 3.

3.	RATIFICATION OF THE APPOINTMENT OF PLANTE MORAN, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR
☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.